UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2024

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K of i3 Verticals, Inc. (the “Company”) originally furnished by the Company to the Securities and Exchange Commission on November 19, 2024 (the “Initial Form 8-K”). The sole purpose for filing this Form 8-K/A is to correct certain information contained in Exhibit 99.1 and Exhibit 99.2 to the Initial 8-K related to the Company’s financial statements, as described below.
Item 2.02.    Results of Operations and Financial Condition.
On November 19, 2024, the Company filed the Initial Form 8-K with a press release announcing its earnings for the three months and year ended September 30, 2024 (the "Original Earnings Release"). The Company is filing an amendment to the Initial Form 8-K to correct an error in the allocation of net income attributable to non-controlling interests between continuing operations and discontinued operations for the three months and years ended September 30, 2024 and 2023, which was identified by management while conducting final procedures in connection with the preparation of the Company's audited financial statements for the year ended September 30, 2024. This error impacted the total amount of net income (loss) from contributing operations attributable to i3 Verticals, Inc. and the total amount of net income (loss) from discontinued operations attributable to i3 Verticals, Inc., respectively, for the three months and years ended September 30, 2024 and 2023, as well as the total basic and diluted earnings per share attributable to Class A common stockholders for continuing operations and discontinued operations, respectively, for these periods. Except for the figures described above or as otherwise noted in this Form 8-K/A, there were no changes to the Original Earnings Release.
A copy of the corrected consolidated statement of operations that had previously been included in the Original Earnings Release which now reflects these corrections is set forth below (with the original reported items struck and the corrected items in bold type):
* * *

i3 Verticals, Inc. Consolidated Statements of Operations
($ in thousands, except share and per share amounts)
(Unaudited)

	Three months ended September 30,		Year ended September 30,
	2024	2023	2024	2023

Revenue	$60,864	$58,584	$229,923	$226,722

Operating expenses
Other costs of services	5,033	4,083	18,573	15,355
Selling, general and administrative	44,842	45,221	176,390	177,731
Depreciation and amortization	7,580	7,149	28,796	26,438
Change in fair value of contingent consideration	(145)	876	(690)	10,767
Total operating expenses	57,310	57,329	223,069	230,291

Income (loss) from operations	3,554	1,255	6,854	(3,569)

Other expenses
Interest expense, net	6,956	6,714	29,263	25,128
Other income	(1,245)	(929)	(3,395)	(1,224)
Total other expenses	5,711	5,785	25,868	23,904

Loss before income taxes	(2,157)	(4,530)	(19,014)	(27,473)

Benefit from income taxes	(9,175)	(3,288)	(5,668)	(3,788)

Net income (loss) from continuing operations	7,018	(1,242)	(13,346)	(23,685)
Income from discontinued operations, net of income taxes	171,526	4,691	188,476	21,033
Net income (loss)	178,544	3,449	175,130	(2,652)

Net income (loss) from continuing operations attributable to non-controlling interest	689 ~~(4,134)~~	(1,811) ~~(2,506)~~	(4,424) ~~(8,078)~~	(7,863) ~~(8,208)~~
Net income from discontinued operations attributable to non-controlling interest	59,945 ~~64,768~~ 	712 ~~1,407~~	66,213 ~~69,867~~	6,022 ~~6,367~~
Net income (loss) attributable to non-controlling interest	60,634	(1,099)	61,789	(1,841)

Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	6,329 ~~11,152~~	569 ~~1,264~~	(8,922) ~~(5,268)~~	(15,822) ~~(15,477)~~
Net income from discontinued operations attributable to i3 Verticals, Inc.	111,581 ~~106,758~~	3,979 ~~3,284~~	122,263 ~~118,609~~	15,011 ~~14,666~~
Net income (loss) attributable to i3 Verticals	$117,910	$4,548	$113,341	$(811)

Net income (loss) per share attributable to Class A common stockholders from continuing operations:
Basic	$0.27 ~~$0.47~~	$0.02 ~~$0.05~~	$(0.38) ~~$(0.22)~~	$(0.68) ~~$(0.67)~~
Diluted	$0.20 ~~$0.23~~	$(0.02)	$(0.38) ~~$(0.34)~~	$(0.68) ~~$(0.67)~~
Net income per share attributable to Class A common stockholders from discontinued operations:
Basic	$4.72 ~~$4.51~~	$0.17 ~~$0.14~~	$5.22 ~~$5.06~~	$0.65 ~~$0.63~~
Diluted	$4.60 ~~$4.42~~	$0.13	$5.09 ~~$4.98~~	$0.58 ~~$0.57~~
Weighted average shares of Class A common stock outstanding:
Basic, for continuing operations	23,657,149	23,236,620	23,419,421	23,137,586
Diluted, for continuing operations	34,169,684	34,011,302	23,419,421 ~~33,486,820~~	23,137,586
Basic, for discontinued operations	23,657,149	23,236,620	23,419,421	23,137,586
Diluted, for discontinued operations	34,169,684 ~~24,137,008~~	34,011,302	33,879,163 ~~23,811,764~~	33,970,731

* * *

A copy of the full corrected earnings release is attached to this Form 8-K/A as Exhibit 99.1, which supersedes the Original Earnings Release attached as Exhibit 99.1 to the Initial Form 8-K in its entirety.
A supplemental presentation (the “Original Supplemental Presentation”) providing certain supplemental financial information for the years ended September 30, 2024 and 2023 and interim periods therein was furnished as Exhibit 99.2 to the Initial Form 8-K. As a result of the error described above, the amount of total net income (loss) from continuing operations attributable to i3 Verticals, Inc. and attributable to non-controlling interests (both for our Other segment and on a consolidated basis), respectively, were not correct for the years ended September 30, 2024 and 2023, and interim periods therein as included on slides 8, 10, 12, 14 and 16 of the Original Supplemental Presentation. Except as otherwise noted in this Form 8-K/A, there were no changes to the Original Supplemental Presentation. A copy of the corrected Supplemental Presentation is attached to this Form 8-K/A as Exhibit 99.2 hereto, which supersedes the Original Supplemental Presentation attached as Exhibit 99.2 to the Initial Form 8-K in its entirety.
As provided in General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Corrected version of Press release originally issued by i3 Verticals, Inc. on November 19, 2024
99.2	Corrected version of Supplemental Presentation originally issued by i3 Verticals, Inc. on November 19, 2024
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 25, 2024

i3 VERTICALS, INC.

By:	/s/ Geoff Smith
Name:	Geoff Smith
Title:	Chief Financial Officer